EXHIBIT 4.2

                       SPECIMEN ORDINARY SHARE CERTIFICATE

NUMBER                                                           ORDINARY SHARES
_____

                                                       SEE REVERSE FOR CERTAIN
       CHINAGROWTH NORTH ACQUISITION CORPORATION       DEFINITIONS AND FOR
                                                       CERTAIN RESTRICTIONS ON
   INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS   THE SHARES REPRESENTED BY
                                                       THIS CERTIFICATE




US$21,000 AUTHORISED CAPITAL DIVIDED INTO 20,000,000 VOTING
    ORDINARY SHARES OF A PAR VALUE OF US$0.001 EACH AND          CUSIP G21116119
1,000,000 VOTING PREFERRED SHARES OF A PAR VALUE OF US$0.001
                            EACH

              THIS CERTIFIES THAT [     ]
              IS THE REGISTERED HOLDER OF [     ]

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES IN THE CAPITAL OF THE ABOVE-NAMED
     COMPANY SUBJECT TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION THEREOF


 TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE
 IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
     REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE COMPANY AND THE FACSIMILE
                  SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

   DATED:

                               [GRAPHIC OMITTED]
_____________________________                     ______________________________
CHAIRMAN OF THE BOARD                             SECRETARY




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         The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN -  as joint tenants with                    under Uniform Gifts to Minors
          right of survivorship                    Act ______________
          and not as tenants in common                    (State)

Additional Abbreviations may also be used though not in the above list.

                    CHINAGROWTH NORTH ACQUISITION CORPORATION

         The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Memorandum and Articles of Association of the Company and all amendments thereto and resolutions of the Board of Directors providing for the issue of Preferred Shares (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

FOR VALUE RECEIVED, ___________________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


_______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________ ORDINARY SHARES

IN THE CAPITAL OF THE COMPANY REPRESENTED BY THE WITHIN CERTIFICATE, TO HOLD THE SAME UNTO THE TRANSFEREE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________ ATTORNEY TO TRANSFER THE SAID ORDINARY SHARES ON THE BOOKS OF THE WITHIN NAMED COMPANY WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________

                                    ____________________________________________
                                    [NOTICE: The signature to this assignment
                                             must correspond with the name as
                                             written upon the face of the
                                             certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever.]

Signature(s) Guaranteed:


_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund pursuant to the Investment Management Trust Agreement, dated _______, with American Stock Transfer & Trust Company, only in the event of the Company's liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund. A copy of the Investment Management Trust Agreement will be made available by the Company upon request by the holder of this certificate.